UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

VALLEY HIGH MINING COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-51232	68-0582275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 NW Newberry Hill Road, Suite 202 Silverdale, WA 98383
(Address of Principal Executive Offices)

(360) 536-4500Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 21, 2014, the board of directors (the “Board”) of Valley High Mining Company (the “Company”) dismissed GBH CPA's, PC (“GBH”), as the Company’s independent registered public accounting firm.

GBH’s report on the financial statements for the fiscal year ended December 31, 2012 and 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.  During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through March 21, 2014, the date of dismissal of GBH, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through March 21, 2014, the date of dismissal of GBH, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to GBH and requested GBH to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not GBH agrees with the above disclosures.  A letter from GBH has not yet been received at the filing date of this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On March 21, 2014, the Board approved the engagement of Terry L. Johnson, CPA (“Johnson”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2013, and the subsequent interim period prior to the engagement of Johnson, the Company has not consulted Johnson regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLY HIGH MINING COMPANY

Date: April 15, 2014	By:	/s/ William M. Wright
William M. Wright
Chief Executive Officer